                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 5, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             AMKOR TECHNOLOGY, INC.

             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

       0-29472                                          23-1722724
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 Not Applicable.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

     The information that is set forth in the Registrant's Press Release dated August 5, 1999 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1      Text of Press Release dated August 5, 1999

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMKOR TECHNOLOGY, INC.



                                       By: /s/ KENNETH T. JOYCE
                                          ----------------------------------
                                          Kenneth T. Joyce
                                          Chief Financial Officer

                                       Dated:  August 5, 1999

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                                  EXHIBIT INDEX

Exhibit Number     Description
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
99.1               Text of Press Release dated August 5, 1999.